UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 1, 2007

                    COMMISSION FILE NUMBER OF ISSUING ENTITY:
                                  333-131213-41

                           RALI SERIES 2007-QO2 TRUST

                         (EXACT NAME OF ISSUING ENTITY)

                      COMMISSION FILE NUMBER OF DEPOSITOR:
                                   333-131213

                        RESIDENTIAL ACCREDIT LOANS, INC.

              (EXACT NAME OF DEPOSITOR AS SPECIFIED IN ITS CHARTER)

                        RESIDENTIAL FUNDING COMPANY, LLC

               (EXACT NAME OF SPONSOR AS SPECIFIED IN ITS CHARTER)

             DELAWARE                                       None
     (STATE OR OTHER JURISDICTION                      (I.R.S. EMPLOYER
            OF INCORPORATION)                        IDENTIFICATION NO.)

        c/o 8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        Registrant's telephone number, including area code (952) 857-7000

        _________________________________________________________________

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.  Other Events.

On February 27, 2007, Residential Accredit Loans, Inc. caused the issuance and sale of the Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QO2, pursuant to a Series Supplement, dated as of February 1, 2007, and the Standard Terms of Pooling and Servicing Agreement, dated as of December 1, 2006, among Residential Accredit Loans, Inc., as company, Residential Funding Company, LLC, as master servicer, and Deutsche Bank Trust Company Americas, as trustee. The mortgage loans were sold to Residential Accredit Loans, Inc. pursuant to an Assignment and Assumption Agreement, dated as of February 27, 2007, between Residential Funding Company, LLC and Residential Accredit Loans, Inc.

Item 9.  Financial Statements, Pro Forma Financial Information and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                            Sequentially
Exhibit                                                      Numbered
Number                                                      Exhibit Page

10.1 Series Supplement, dated as of February 1, 2007, and the Standard Terms of Pooling and Servicing Agreement, dated as of December 1, 2006, among Residential Accredit Loans, Inc., as company, Residential Funding Company, LLC, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.

10.2 Assignment and Assumption Agreement, dated as of February 27, 2007, between Residential Funding Company, LLC and Residential Accredit Loans, Inc.

10.3 Swap Agreement, dated as of February 27, 2007, between Deutsche Bank Trust Company Americas, as trustee on behalf of the RALI Series 2007-QO2 Trust, and Deutsche Bank AG, New York Branch.

10.4 Confirmation, dated as of February 27, 2007, between Deutsche Bank Trust Company Americas, as trustee on behalf of the RALI Series 2007-QO2 Trust, and The Bank of New York.

99.1 Mortgage Loan Schedule.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RESIDENTIAL ACCREDIT LOANS, INC.


                                            By:             /s/ Heather Anderson
                                                   Name:    Heather Anderson
                                                   Title:   Vice President



Dated: February 27, 2007

EXHIBIT 10.1

Series Supplement, dated as of February 1, 2007, and the Standard Terms of Pooling and Servicing Agreement, dated as of December 1, 2006, among Residential Accredit Loans, Inc., as company, Residential Funding Company, LLC, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.

EXHIBIT 10.2

Assignment and Assumption Agreement, dated as of February 27, 2007, between Residential Funding Company, LLC and Residential Accredit Loans, Inc.

EXHIBIT 10.3

Swap Agreement, dated as of February 27, 2007, between Deutsche Bank Trust Company Americas, as trustee on behalf of the RALI Series 2007-QO2 Trust, and Deutsche Bank AG, New York Branch.

EXHIBIT 10.4
Confirmation, dated as of February 27, 2007, between Deutsche Bank Trust Company Americas, as trustee on behalf of the RALI Series 2007-QO2 Trust, and The Bank of New York.

EXHIBIT 99.1

Mortgage Loan Schedule.